CERTIFICATION  PURSUANT  TO  18  U.S.C.  SECTION  1350, AS ADOPTED PURSUANT
     TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     IN CONNECTION WITH THE QUARTERLY REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-QSB FOR THE PERIOD ENDING DECEMBER 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, ALEXANDER BOLKER-HAGERTY & CHIEF OPERATING OFFICER CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT: (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.



     /S/ ALEXANDER BOLKER-HAGERTY ----------------------- CHIEF OPERATING OFFICER FEBRUARY 15, 2006